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[Outside of brochure prints in black with white type. First panel (horizontal fold) includes logo (in white) of fencer and word:]
CHAMPION
[Back panel is black and also includes fencer logo (in white) as well as words:] CGM Fixed Income Fund
1-800-598-0741
[First inside panel is white with black type reading]
TOP-RANKED FOR ONE AND THREE-YEAR PERFORMANCE*
[As brochure is opened fully, a printed version of our print ad appears as follows:] AMERICA'S #1 GENERAL BOND FUND. [Headline in largest (white) type] [Black background with black and white photo of victorious fencer with both arms raised. White box prints over background and contains the following text in black type:]
To become #1, you must make a commitment to winning. To total performance. That is how CGM Fixed Income Fund became America's #1 General Bond Fund for both the three and one-year periods ended 12/31/95.*
The no-load CGM Fixed Income Fund beat all its competition with a total return of 39.2% over the past three years and 27.3% over the past year. The fund is designed to maximize total return from income and capital appreciation. Gain a competitive advantage with CGM Fixed Income Fund.
[bar chart with four bars appears next]
two text lines over bars read: Total Return for the periods ended 12/31/95
[over left two bars:] One Year [over right two bars:] Three years
[the bars in the chart go from shortest to tallest--one year and three year total return figures:]
18.0% Lipper General Bond Fund Average, 27.3% CGM Fixed Income Fund, 28.1% Lipper General Bond Fund Average,39.2% CGM Fixed Income Fund
[Beneath the chart is the following disclosure (please note that numbers in disclosure are the same size as total return numbers in the chart; text of disclosure is slightly smaller than that of ad body copy).]
27.3%, 11.7% and 11.7% are the average annual total returns for the one and three-year periods ended 12/31/95 and from inception (March 17, 1992) through 12/31/95.
[a line drawing of a fencer in a box with black and white striped background appears below and to the left. (logo) to the right (still in the white box) reads:]
CGM FIXED INCOME FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
[a phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0741
[Below the white box, type prints in white against black background:]
100% NO-LOAD
[Beneath the floor on which the fencer stands prints the following in black against a pale background (slightly smaller type size than ad body copy):] *Lipper Analytical Services Inc., an independent mutual fund ranking service, ranks CGM Fixed Income Fund #1 of 29 general bond funds for three-year performance and #1 of 64 general bond funds for one-year performance for the periods ended 12/31/95. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, call toll-free for a prospectus. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load